Semiannual Report


                  Science &
                  Technology
                  Fund

                 ---------------
                  June 30, 1997
                 ---------------


[LOGO OF T. ROWE PRICE APPEARS HERE]

  REPORT HIGHLIGHTS
  ------------------------------------------------------------------------------
  Science & Technology Fund


 . The stock market produced another strong return during the first half, led again by large-cap, blue chip companies.

 . Science and technology stocks were considerably more volatile than the overall market and posted solid but less robust returns.

 . Your fund's six-month return was positive but trailed its peers and the overall market due to its style bias toward medium-cap companies and heavy exposure to networking.

 . The fund remained concentrated in electronic technology but took advantage of weakness in several data services stocks to increase its exposure to this segment.

 . We are optimistic about the science and technology sector over the intermediate term in view of strong upcoming PC product cycles, the development of the Internet, the buildout of digital wireless communications networks, the potential for electronic commerce, and the quest for cost-effective health care.

Fellow Shareholders

The equity markets languished through the early part of the period before surging to record levels near the end of June. Despite fleeting concern over decelerating corporate earnings growth and a quarter-point increase in the federal funds rate in late March, the broad market, as represented by the Standard & Poor's 500 Stock Index, bounded to its tenth consecutive quarter of positive performance. Science and technology stocks, which had corrected more sharply than the overall market, did not keep pace during the first half despite their impressive second quarter rebound.

------------------------
 Performance Comparison
--------------------------------------------------------------------------------

 Periods Ended 6/30/97                                      6 Months  12 Months
 ------------------------------------------------------------------------------
 Science & Technology Fund                                     2.56%     10.72%
 ..............................................................................
 S&P 500                                                      20.61      34.70
 ..............................................................................
 Lipper Science &
 Technology Fund Index                                         6.85      20.34
 ..............................................................................

During the first half of the year, your fund appreciated 2.6%, trailing the 6.9% return posted by the Lipper index of similar funds and significantly lagging the 20.6% return provided by the unmanaged S&P 500. For the past 12 months, the fund's 10.7% return similarly lagged both benchmarks. Absolute and relative performance were hurt during both periods by our style bias toward stocks of aggressively valued, medium-capitalization companies and our exposure to networking companies.

As always, we remind shareholders that while the fund may be quite volatile over the short run, it has the potential for superior capital appreciation over the long haul. Our commitment to building long-term value is evidenced by the fund's cumulative return of 238% for the five-year period ending June 30, 1997, an annualized average return of 27.6%. (See page 11 for more performance information.)


MARKET ENVIRONMENT

Although stock prices retreated during March and April, the S&P 500 corrected less than 10%, continuing a pattern of muted downside volatility that extends back to late 1990. Against the backdrop of such consistently positive market returns, and with the most recent data suggesting the continuation of a slow-growth, benign interest rate environment, investors continued to pour money into equity mutual funds. As shown in the table, the market advance was again led by the stocks of brand-name, large-cap, blue chip companies.

As usual, science and technology stocks were a more volatile microcosm of the broader market. Stock prices vaulted out of the gate through the middle of January but then entered a slide that would take the Pacific Stock Exchange High Technology Index and the Morgan Stanley High Technology Index, two popular technology stock indices, down 15% to 20% before bottoming in late April. In addition to fears over rising interest rates and their impact on equity valuations, concern over underlying personal computer industry growth and a greater preponderance of first quarter earnings disappointments weighed heavily on the sector.

------------------
Market Performance
------------------------------------------------------------------

Major Stock Market Indices                  First Half 1997 Return
------------------------------------------------------------------
S&P 500 Index                                               20.61%
 ..................................................................
Dow Jones Industrial Average                                20.15
 ..................................................................
S&P Mid-Cap                                                 12.99
 ..................................................................
Nasdaq Composite*                                           11.70
 ..................................................................
Russell 2000                                                10.20
 ..................................................................

*Principal only

While fundamentals were indeed weakening, investor sentiment became overly negative. This situation set the stage for a sharp recovery in the sector in early May, during which science and technology stocks rose 15% to 20% in just six trading days. This pace was more a function of the market chasing performance, combined with limited liquidity, than it was of any material change in sector fundamentals. Such activity serves as a reminder that volatility does, in fact, work both ways and reinforces our position that participating in the science and technology sector compels a longer-term investment horizon.

As the table on the next page details, performance within the electronic technology segment, your fund's largest concentration, varied markedly by group, with positive performance skewed toward stocks of more cyclical hardware and component companies and weak results from software and networking companies.

Continued improvement in semiconductor orders and prospects for an eventual recovery in wafer-fabrication facility construction drove the strong performance of semiconductor capital equipment stocks. In contrast, concern over increased competition among the established players, price/margin erosion, and several unfavorably perceived merger

----------------------------
Electronic Technology Stocks
---------------------------------------------------------------------------

Sector                                               First Half 1997 Return
---------------------------------------------------------------------------
Semiconductor Capital Equipment                                         37%
---------------------------------------------------------------------------
Enterprise Hardware                                                     17
---------------------------------------------------------------------------
PC Software and Internet                                                15
---------------------------------------------------------------------------
Connectors/Distributors                                                 12
---------------------------------------------------------------------------
Semiconductors                                                          11
---------------------------------------------------------------------------
Wireless Telecommunications Equipment                                    7
---------------------------------------------------------------------------
PC Hardware and Peripherals                                              4
---------------------------------------------------------------------------
Telecommunications Equipment                                             2
---------------------------------------------------------------------------
Technical Software                                                      -1
---------------------------------------------------------------------------
Enterprise Software                                                     -5
---------------------------------------------------------------------------
Data Networking                                                         -8
---------------------------------------------------------------------------

Source:  Morgan Stanley

transactions led to significantly lower valuations in the enterprise software and data networking segments. Decent, albeit slowing, personal computer industry growth, coupled with steady infrastructure spending on the part of global telecommunications carriers, created a positive environment for most other segments within electronic technology.

Companies in the data services segment continued to benefit from the general trend toward outsourcing, growing concern over preparing corporate and government information technology systems for the year 2000 conversion, and early market development of electronic commerce. Although these longer-term opportunities supported investors' interest in this area, disappointments at outsourcing industry leader Electronic Data Systems depressed valuations across the group.

In the life sciences arena, scale and certainty were most desirable, as good performance was concentrated in the stocks of major pharmaceutical and leading medical device companies. Poor experiences during the approval process at the Food and Drug Administration hurt the biotechnology segment.

Stocks of media and telecommunications services companies showed mixed results. Their increasing focus on cash flow and successful partnership activity dueled with expectations of slowing growth and worries over the competitive impact of colliding telecommunications monopolies.

INVESTMENT PHILOSOPHY

Before discussing the portfolio, we would like to welcome the many new shareholders to the fund and take a moment to review our portfolio management methodology and investment philosophy.

The salient characteristic of our approach is intensive, timely, hands-on research in the areas of electronic technology, life sciences and health care, and process technology. This involves extensive company visits, customer and competitor interviews, participation at trade shows and industry symposiums, and detailed financial analysis. We focus our internal resources on developing insights, relying on external resources primarily for information. Given the inherent volatility of the fund's universe, we usually maintain a modest cash position to permit opportunistic purchases.

Our investment philosophy can be summarized by the following seven principles:

   .   Stay exposed to long-term, secular investment themes.

   . Diversify exposure among the most attractive segments of the science and technology sector.

   . Seek investments in companies that possess significant intellectual property.

   . Concentrate holdings in companies whose business models can sustain visible earnings momentum beyond a single technology cycle.

   .   Gravitate toward companies embarking on meaningful new product cycles.

   . Emphasize companies whose management has both vision and a proven track record.

   .   Keep the portfolio fresh.

These principles have important ramifications for your fund. First, our stock holdings will be concentrated in the secular themes. While individual stock holdings will change frequently, the themes should be more enduring. Second, in contrast to most technology sector funds, our investments will be spread across a variety of segments within a broadly defined science and technology sector. Third, the fund will not emphasize stocks of companies selling commodity products in highly cyclical markets. Fourth, we prefer companies whose destiny remains more in their own control rather than in the vagaries of the markets in which they participate. Fifth, our core holdings will be in stocks of companies with, in our opinion, extremely capable management. Finally, our investments are likely to include newer, smaller companies, many of which will carry above-market valuations.

By consistently applying these investment principles to the portfolio management process, we hope to ensure that your fund remains exposed to the best-positioned companies in the fastest-growing areas of the science and technology industry. Our investment approach is aggressive, and the potential long-term rewards from an investment in this fund are likely to entail considerable price fluctuations. However, we firmly believe that over time the rewards will compensate for the risks. While the fund's scale and diversification make it unlikely to be the top performer in any particular quarter, we manage the fund to be in the hunt every year, with our primary objective being to generate consistent absolute and superior relative performance over a longer-term horizon. To this end, we are proud to report that Lipper Analytical Services ranked the fund ninth out of 1,370 domestic equity funds based on total returns over the five-year period ended June 30, 1997.*

PORTFOLIO REVIEW

The fund remains concentrated in the electronic technology segment, with close to 65% of assets committed to this area, as represented by the blue sections of the pie chart. Stocks of software, communications, and semiconductor-related companies continue to dominate our holdings within this segment. During the first six months of the year, we took advantage of weakness in the data services segment to increase our exposure in this area to 21% of total assets by the end of June. Life sciences and health care and media and telecommunications services each represented slightly under 5% of assets. At the end of the period, reserves were at 5% of fund assets.

During the past six months, your fund's best contributors were in the data services, semiconductor, and enterprise software segments. America Online benefited from strong subscriber growth, prospects for near-term profitability, and investors' acknowledgment that the

[PIE CHART APPEARS HERE]



----------------------
Sector Diversification
------------------------------------------------------------------------
Networking                                                         15%
Semiconductor-Related                                              23%
Data Services                                                      21%
Life Sciences/Health Care                                           4%
Media/Telecommunications                                            5%
Hardware/Peripherals                                                2%
Business and Consumer Software                                     25%
Reserves                                                            5%

Based on net assets as of 6/30/97.

*For the one-year and since inception (9/87) periods, the fund ranked 3,562 out of 4,366 funds and eighth out of 730, respectively.

Internet is more an opportunity than a threat to its business. First Data, a leading financial transaction processor, rose smartly after successfully navigating a challenging first quarter and retaining several key customers. In the semiconductor segment, our investments in Xilinx and Maxim Integrated Products appreciated significantly as investors sought proprietary device manufacturers with limited exposure to the volatile memory and personal computer graphics markets. Despite mixed results in the enterprise software segment, Microsoft, Oracle, and systems management utilities vendor BMC Software were all key contributors. Dell Computer, a position we eliminated toward the end of June, doubled during the first half of the year as above-market revenue growth and expanding margins led to a meaningful earnings acceleration.

 . . . INFORMATION ACCESS AND HIGHER-SPEED CONNECTIVITY ARE BECOMING THE CRITICAL ELEMENTS IN BUILDING MODERN COMMUNICATIONS INFRASTRUCTURES. . .

The fund suffered materially from its exposure to the networking segment, which included eight of our 10 worst performers. In general, fear of increased competition and confusion over the industry's technological direction weighed heavily on the segment, particularly in the data communications arena. 3Com came under pressure from competitors' price cuts, sluggish sales of low-end products through indirect distribution channels, and its merger with U.S. Robotics. Ascend Communications suffered from concerns over product transitions in the second quarter, as well as from the earnings dilution associated with its merger with Cascade Communications. All the remaining underachievers during the first half of 1997 missed their first calendar quarter financial targets. Despite the horrid performance of networking companies, we continue to believe that information access and higher-speed connectivity are becoming the critical elements in building modern communications infrastructures and corporate information technology architectures. Accordingly, while this segment may continue to suffer from near-term competitive and technology transition issues, our belief in the secular investment potential of these companies remains steadfast.

OUTLOOK

We find several aspects of the current financial markets disturbing. First, valuations for the broad market -- especially for blue chip companies -- are aggressive, and we see Wall Street relying on relative valuation as a crutch to justify sometimes extreme absolute valuations. Fortunately, valuations for most segments of the science and technology sector are comfortably within the range of normalcy. Second, the momentum style of investing continues to exacerbate and accelerate stock price movements in both directions, skewing valuations and increasing sector volatility. Third, corporations are beginning to abuse stock options as a form of employee motivation and compensation such that this benefit has come to represent an entitlement rather than a leveraged participation in the superior performance of the employer. This is especially acute in Silicon Valley, and, as technology investors, we are becoming increasingly sensitive to the degree of potential earnings per share dilution built into these companies' compensation structures.

GIVEN SUCH A DYNAMIC . . . OUTLOOK FOR THE SCIENCE AND TECHNOLOGY SECTOR, WE BELIEVE OPPORTUNITIES FOR SIGNIFICANT WEALTH-BUILDING . . . REMAIN PLENTIFUL.

Notwithstanding our concerns, we remain enthusiastic about the intermediate-term outlook for the science and technology sector. Toward the end of 1997 and throughout 1998, the personal computer industry should benefit from the volume availability of Intel's multimedia-enhanced Pentium II microprocessor and Microsoft's next-generation consumer and corporate operating systems. The convergence of these two critical product cycles could accelerate unit demand for personal computers and related products and services as 1998 unfolds. In addition, the semiconductor supply-demand situation should continue to improve, foreshadowing steady unit growth and a more normal pricing environment. Communications companies should benefit from the plethora of new applications being spawned by the continued development of the Internet, the expansion of digital wireless communications networks, and the collision of the telecommunications monopolies encouraged by the Telecommunications Reform Act of 1996. Furthermore, electronic commerce and year 2000 conversions are the most significant business drivers for data services companies since the trend toward outsourcing began more than a decade ago, while the quest for cost-aware health care remains a constant public policy objective. Finally, over the next several quarters, economic conditions in key overseas markets may improve and the U.S. dollar might weaken against major foreign currencies, eliminating two significant drags on the reported financial results of both electronic technology and life sciences companies.

Given such a dynamic intermediate-term outlook for the science and technology sector, we believe opportunities for significant wealth-building through investment in these companies remain plentiful. Accordingly, we continue to concentrate our assets in the stocks of established leadership companies that we believe possess the brightest secular growth opportunities while opportunistically building positions in the stocks of the most promising emerging companies. By staying the course and depending upon the same process and style that generated the strong returns enjoyed by shareholders over the lifetime of the portfolio, we hope to extend the fund's successful longer-term record.


Respectfully submitted,

/s/ Charles A. Morris

Charles A. Morris
President and Chairman of the Investment Advisory Committee

July 17, 1997

T. Rowe Price Science & Technology Fund
------------------------------------------------------------------------------


--------------------
Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                                  Percent of
                                                                  Net Assets
                                                                     6/30/97
----------------------------------------------------------------------------
BMC Software                                                          5.5%
 ............................................................................
3Com                                                                  5.1
 ............................................................................
Oracle                                                                5.0
 ............................................................................
First Data                                                            4.9
 ............................................................................
CUC International                                                     4.0
----------------------------------------------------------------------------

Maxim Integrated Products                                             3.2
 ............................................................................
Xilinx                                                                3.1
 ............................................................................
Parametric Technology                                                 3.0
 ............................................................................
Analog Devices                                                        3.0
 ............................................................................
Ascend Communications                                                 2.8
----------------------------------------------------------------------------

Synopsys                                                              2.6
 ............................................................................
Cisco Systems                                                         2.4
 ............................................................................
America Online                                                        2.3
 ............................................................................
Gartner Group                                                         2.3
 ............................................................................
Microsoft                                                             2.1
----------------------------------------------------------------------------

United States Surgical                                                2.1
 ............................................................................
Sterling Commerce                                                     2.0
 ............................................................................
Intel                                                                 2.0
 ............................................................................
Linear Technology                                                     2.0
 ............................................................................
AirTouch Communications                                               1.9
----------------------------------------------------------------------------

Altera                                                                1.9
 ............................................................................
ADC Telecommunications                                                1.9
 ............................................................................
National Data                                                         1.7
 ............................................................................
ASM Lithography                                                       1.6
 ............................................................................
Boston Scientific                                                     1.6
----------------------------------------------------------------------------

Total                                                                70.0%

   9

T. Rowe Price Science & Technology Fund
------------------------------------------------------------------------------

---------------------
PORTFOLIO HIGHLIGHTS
---------------------
CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE



6 Months Ended 6/30/97

Ten Best Contributors
------------------------------------------------------------------------------
America Online                                             52(cent)
 ..............................................................................
BMC Software                                               47
 ..............................................................................
Dell Computer **                                           45
 ..............................................................................
Microsoft                                                  38
 ..............................................................................
First Data                                                 26
 ..............................................................................
Oracle                                                     25
 ..............................................................................
Xilinx                                                     25
 ..............................................................................
Maxim Integrated Products                                  25
 ..............................................................................
U.S. Robotics ***                                          19
 ..............................................................................
Gartner Group                                              14
--------------------------------------------------------------------------------
Total                                                     316(cent)


Ten Worst Contributors
------------------------------------------------------------------------------
3Com                                                      -73(cent)
 ..............................................................................
Cascade Communications                                     35
 ..............................................................................
FORE Systems **                                            27
 ..............................................................................
Shiva **                                                   26
 ..............................................................................
Network General                                            25
 ..............................................................................
Ascend Communications                                      23
 ..............................................................................
Netscape Communications **                                 18
 ..............................................................................
Glenayre Technologies                                      16
 ..............................................................................
Medic Computer Systems                                     16
 ..............................................................................
Pure Atria                                                 15
--------------------------------------------------------------------------------
Total                                                    -274(cent)


12 Months Ended 6/30/97

Ten Best Contributors
------------------------------------------------------------------------------
BMC Software                                              87(cent)
 ..............................................................................
Maxim Integrated Products                                 72
 ..............................................................................
Microsoft                                                 67
 ..............................................................................
Intel                                                     62
 ..............................................................................
America Online                                            60
 ..............................................................................
Dell Computer **                                          46
 ..............................................................................
Xilinx                                                    39
 ..............................................................................
Analog Devices                                            34
 ..............................................................................
Linear Technology                                         33
 ..............................................................................
Oracle                                                    27
--------------------------------------------------------------------------------
Total                                                    527(cent)


Ten Worst Contributors
------------------------------------------------------------------------------
Glenayre Technologies *                                  -57(cent)
 ..............................................................................
Shiva **                                                  48
 ..............................................................................
Cascade Communications                                    41
 ..............................................................................
Intuit **                                                 28
 ..............................................................................
FORE Systems **                                           24
 ..............................................................................
Pure Atria *                                              18
 ..............................................................................
Omnipoint                                                 16
 ..............................................................................
Network General *                                         15
 ..............................................................................
Netscape Communications **                                15
 ..............................................................................
Sybase **                                                 15
--------------------------------------------------------------------------------
Total                                                   -277(cent)

  * Position added
 ** Position eliminated
*** Acquired by another company

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------


PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

[LINE GRAPH APPEARS HERE]


               Lipper      S&P 500    Science   Science
9/30/87        10000.0     10000.0    10000.0   10000.0
6/88           8631.00     8732.00    9448.00   9448.00
6/89           9521.00     10526.0    11016.0   11016.0
6/90           11293.0     12262.0    15445.0   15445.0
6/91           11202.0     13169.0    15901.0   15901.0
6/92           12765.0     14935.0    18707.0   18707.0
6/93           17172.0     16970.0    26190.0   26190.0
6/94           16993.0     17208.0    27088.0   27088.0
6/95           26098.0     21696.0    45541.0   45541.0
6/96           29581.0     27337.0    57063.0   57063.0
6/97           35596.0     36823.0    63182.0   63182.0


AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.




                                                                         Since   Inception
  Periods Ended 6/30/97                 1 Year   3 Years   5 Years   Inception        Date
------------------------------------------------------------------------------------------
  Science & Technology Fund             10.72%    32.62%    27.56%     20.82%      9/30/87
 ..........................................................................................


  Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------
Unaudited


--------------------
Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                  6 Months          Year
                                     Ended         Ended
                                   6/30/97      12/31/96     12/31/95     12/31/94     12/31/93     12/31/92
NET ASSET VALUE

Beginning of period               $  29.71     $   29.12    $   21.64    $   18.95    $   17.33    $   15.57
                                  ...........................................................................
Investment Activities
  Net investment income              (0.07)        (0.09)       (0.03)       (0.09)       (0.05)*      (0.10)*
  Net realized and
  unrealized gain (loss)              0.83          4.28        12.05         3.08         4.18         2.98
                                  ...........................................................................
  Total from
  investment activities               0.76          4.19        12.02         2.99         4.13         2.88
                                  ...........................................................................
Distributions
  Net realized gain                      -         (3.60)       (4.54)       (0.30)       (2.51)       (1.12)
                                  ...........................................................................

NET ASSET VALUE
End of period                     $  30.47     $   29.71    $   29.12    $   21.64    $   18.95    $   17.33
                                  ---------------------------------------------------------------------------

Ratios/Supplemental Data

Total return                          2.56%        14.23%       55.53%       15.79%       24.25%*      18.76%*
 .............................................................................................................
Ratio of expenses to
average net assets                    0.97%+        0.97%        1.01%        1.11%        1.25%*       1.25%*
 .............................................................................................................
Ratio of net investment
income to average
net assets                           (0.49)%+      (0.33)%      (0.15)%      (0.58)%      (0.68)%*     (0.81)%*
 .............................................................................................................
Portfolio turnover rate              126.4%+       125.6%       130.3%       113.3%       163.4%       144.3%
 .............................................................................................................
Average commission
rate paid                         $ 0.0357     $  0.0427            -            -            -            -
 .............................................................................................................
Net assets, end of period
(in millions)                     $  3,555     $   3,292    $   2,285    $     915    $     501    $     281
 .............................................................................................................

* Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/93.
+  Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 1997


-----------------------
Statement of Net Assets                             Shares/Par           Value
------------------------------------------------------------------------------
                                                                  In thousands
COMMON STOCKS  95.1%

ELECTRONIC TECHNOLOGY  63.2%

Business Software 18.8%

BMC Software *                                       3,500,000      $  194,031
 ..............................................................................
Citrix Systems *                                       300,000          13,172
 ..............................................................................
Cognos *                                             1,000,000          31,187
 ..............................................................................
McAfee Associates *                                    750,000          47,297
 ..............................................................................
Microsoft *                                            600,000          75,881
 ..............................................................................
Oracle *                                             3,500,000         176,203
 ..............................................................................
PLATINUM technology *                                3,000,000          40,125
 ..............................................................................
Pure Atria *                                         1,231,200          17,468
 ..............................................................................
Remedy *                                               666,800          26,568
 ..............................................................................
Vantive +*                                           1,250,000          35,469
 ..............................................................................
VERITAS Software *                                     200,000          10,025
 ..............................................................................
                                                                       667,426
                                                                   ...........
Consumer Multimedia and Technical 5.6%

Parametric Technology *                              2,500,000         106,328
 ..............................................................................
Synopsys *                                           2,500,000          92,266
 ..............................................................................
                                                                       198,594
                                                                   ...........
Semiconductor 17.5%

Altera *                                             1,350,000          68,217
 ..............................................................................
Analog Devices *                                     4,000,000         106,250
 ..............................................................................
Intel                                                  500,000          70,797
 ..............................................................................
Linear Technology                                    1,350,000          69,736
 ..............................................................................
Maxim Integrated Products *                          2,000,000         113,625
 ..............................................................................
Microchip Technology *                               1,740,000          51,711
 ..............................................................................
Texas Instruments                                      400,000          33,625
 ..............................................................................
Xilinx *                                             2,250,000         110,320
 ..............................................................................
                                                                       624,281
                                                                   ...........
Semiconductor Equipment 5.1%

Applied Materials *                                    350,000          24,773
 ..............................................................................
ASM Lithography *                                    1,000,000          58,406
 ..............................................................................
KLA Instruments *                                      800,000          39,025
 ..............................................................................
Lam Research *                                       1,000,000          37,094
 ..............................................................................
Novellus Systems *                                     250,000          21,563
 ..............................................................................
                                                                       180,861
                                                                   ...........

T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------


                                                   Shares/Par            Value
--------------------------------------------------------------------------------
                                                                  In thousands
Networking 15.0%

3Com *                                              4,000,000      $   179,875
 ................................................................................
ADC Telecommunications *                            2,000,000           66,875
 ................................................................................
Ascend Communications *                             2,500,000           98,203
 ................................................................................
Cascade Communications *                            1,000,000           27,594
 ................................................................................
Cisco Systems *                                     1,250,000           83,945
 ................................................................................
Glenayre Technologies *                               750,000           12,305
 ................................................................................
Network General *                                   1,500,000           22,265
 ................................................................................
Security Dynamics Technologies *                    1,141,600           42,025
 ................................................................................
                                                                       533,087
                                                                   .............
Hardware/Peripherals 1.2%

Adaptec *                                           1,200,000           41,700
 ................................................................................
                                                                        41,700
                                                                   .............
Total Electronic Technology                                          2,245,949
                                                                   .............

LIFE SCIENCES AND HEALTH CARE 4.3%

Medical Devices 3.7%

Boston Scientific *                                   900,000           55,294
 ................................................................................
United States Surgical                              2,000,000           74,500
 ................................................................................
                                                                       129,794
                                                                   .............

Health Care Services 0.6%

Medic Computer Systems *                            1,000,000           22,281
 ................................................................................
                                                                        22,281
                                                                   .............
Total Life Sciences and Health Care                                    152,075
                                                                   .............

INFORMATION SERVICES 21.0%

Data Services 21.0%

America Online *                                    1,500,000           83,437
 ................................................................................
Anixter International *                             2,000,000           34,375
 ................................................................................
CBT ADR *                                             250,000           15,703
 ................................................................................
Checkfree *                                           149,700            2,634
 ................................................................................
CUC International *                                 5,500,000          141,969
 ................................................................................
Electronic Data Systems                               800,000           32,800
 ................................................................................
First Data                                          4,000,000          175,750
 ................................................................................
Gartner Group (Class A) *                           2,250,000           80,789
 ................................................................................
National Data +                                     1,406,100           60,902
 ................................................................................
Premenos Technology *                                 125,000            1,078
 ................................................................................

T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------


                                                   Shares/Par            Value
--------------------------------------------------------------------------------
                                                                  In thousands
Sterling Commerce *                                 2,200,000      $    72,325
 ................................................................................
SunGard Data Systems *                              1,000,000           46,500
 ................................................................................
Total Information Services                                             748,262
                                                                   .............

MEDIA/TELECOMMUNICATIONS
SERVICES 4.8%

Media/Telecommunications Services  4.8%

AirTouch Communications *                           2,500,000           68,438
 ................................................................................
Omnipoint *                                         1,000,000           16,594
 ................................................................................
Vodafone ADR                                          800,000           38,750
 ................................................................................
World Com                                           1,500,000           47,953
 ................................................................................
Total Media/Telecommunications Services                                171,735
                                                                   .............
Total Miscellaneous Common Stocks 1.8%                                  62,314
                                                                   .............

Total Common Stocks (Cost $2,731,372)                                3,380,335
                                                                   .............

Short-Term Investments 8.9%

Federal Farm Credit Bank Consolidated
    Discount Note 5.40%, 7/21/97                $  50,000,000           49,850
 ................................................................................
Federal Home Loan Bank Consolidated
    Discount Note 5.41%, 7/23/97                   50,000,000           49,835
 ................................................................................
Federal Home Loan Mortgage,
    5.42 - 5.44%, 7/2 - 7/14/97                   150,000,000          149,879
 ................................................................................
Federal National Mortgage Association
    Discount Notes 5.43%, 7/7/97                   50,000,000           49,955
 ................................................................................
Investments in Repurchase Agreements through
a Joint Account
    Dated 6/30/97, 5.80%
    Delivery Value $19,281,000 on 7/1/97 (S)       19,281,289           19,281
 ................................................................................

Total Short-Term Investments (Cost  $318,800)                          318,800
                                                                   .............

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------


                                                                          Value
--------------------------------------------------------------------------------
                                                                   In thousands
Total Investments in Securities
104.0% of Net Assets (Cost $3,050,172)                            $   3,699,135

Other Assets Less Liabilities                                          (143,812)
                                                                  .............

NET ASSETS                                                        $   3,555,323
                                                                  -------------

Net Assets Consist of:

Accumulated net investment income - net of distributions          $      (8,089)

Accumulated net realized gain/loss - net of distributions                24,427

Net unrealized gain (loss)                                              648,963

Paid-in-capital applicable to 116,693,586 shares of $0.01 par
value capital stock outstanding; 1,000,000,000 shares authorized      2,890,022
                                                                  .............

NET ASSETS                                                        $   3,555,323
                                                                  -------------

NET ASSET VALUE PER SHARE                                         $       30.47
                                                                  -------------

+   Affiliated company
*   Non-income producing
(S) Fully collateralized by U.S. government securities

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------
Unaudited

------------------------
Statements of Operations
--------------------------------------------------------------------------------
In thousands


                                                                               6 Months
                                                                                  Ended
                                                                                6/30/97
Investment Income
Income
  Interest                                                                  $       6,294
  Dividend                                                                          1,461
                                                                            .............
  Total income                                                                      7,755
                                                                            .............
Expenses
  Investment management                                                            11,091
  Shareholder servicing                                                             4,087
  Prospectus and shareholder reports                                                  329
  Registration                                                                        184
  Custody and accounting                                                              118
  Legal and audit                                                                      11
  Directors                                                                            11
  Miscellaneous                                                                        13
                                                                            .............
  Total expenses                                                                   15,844
                                                                            .............
Net investment income                                                              (8,089)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                                             10,321
Change in net unrealized gain or loss on securities                                93,764
                                                                            .............
Net realized and unrealized gain (loss)                                           104,085
                                                                            .............

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                      $      95,996
                                                                            -------------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------
Unaudited


----------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                     6 Months             Year
                                                        Ended            Ended
                                                      6/30/97         12/31/96
Increase (Decrease) in Net Assets
Operations
 Net investment income                            $    (8,089)     $    (9,674)
 Net realized gain (loss)                              10,321          274,169
 Change in net unrealized gain or loss                 93,764          104,193
                                                  ..............................
 Increase (decrease) in net assets from
   operations                                          95,996          368,688
                                                  ..............................

Distributions to shareholders
 Net realized gain                                         --         (356,162)
                                                  ..............................

Capital share transactions*
 Shares sold                                          807,305        1,604,115
 Distributions reinvested                                  --          346,237
 Shares redeemed                                     (639,775)        (956,344)
                                                  ..............................
 Increase (decrease) in net assets from capital
 share transactions                                   167,530          994,008
                                                  ..............................

Net Assets
Increase (decrease) during period                     263,526        1,006,534
Beginning of period                                 3,291,797        2,285,263
                                                  ..............................

End of period                                     $ 3,555,323      $ 3,291,797
                                                  ------------------------------

*Share information
 Shares sold                                           28,356           51,910
 Distributions reinvested                                  --           11,502
 Shares redeemed                                      (22,461)         (31,097)
                                                  ..............................
 Increase (decrease) in shares outstanding              5,895           32,315



The accompanying notes are an integral part of these financial statements.

T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------
Unaudited                                                         June 30, 1997

-----------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Science & Technology, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 30, 1987.

Valuation Equity securities are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices.

Short-term debt securities are valued at their amortized cost which, when combined with accrued interest, approximates fair value.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Affiliated Companies Investments in companies 5% or more of whose outstanding voting securities are held by the fund are defined as "Affiliated Companies" in
Section 2(a)(3) of the Investment Company Act of 1940.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The

T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------


investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Repurchase Agreements The fund, and other affiliated funds, may transfer uninvested cash into a joint account, the daily aggregate balance of which is invested in one or more overnight repurchase agreements. All repurchase agreements purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity and are fully collaterallized by U.S. government securities. Collateral is in the possession of the fund's custodian and is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $2,008,028,000 and $1,957,614,000, respectively, for the six months ended June 30, 1997.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At June 30, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $3,050,172,000, and net unrealized gain aggregated $648,963,000, of which $728,515,000 related to appreciated investments and $79,552,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $1,967,000 was payable at June 30, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-

T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------

Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1997, and for the six months then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $3,349,000 for the six months ended June 30, 1997, of which $658,000 was payable at period-end.

For yield, price, last transaction, current balance, or to conduct transactions, 24 hours, 7 days a week, call Tele*Access(R): 1-800-638-2587 toll free

For assistance with your existing fund account, call: Shareholder Service Center 1-800-225-5132 toll free 410-625-6500 Baltimore area

To open a Discount Brokerage account or obtain information, call: 1-800-638-5660 toll free

Internet address:  www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price Science & Technology Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607



[LOGO OF T. ROWE PRICE APPEARS HERE]

T. Rowe Price Investment Services, Inc., Distributor.